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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):   July 14, 1998




                                POSSIS MEDICAL, INC.
               (Exact name of registrant as specified in its charter)


     Minnesota                      001-12567                    41-0783184
(State or other jurisdiction of    (Commission               (I.R.S. Employer
     incorporation)                File Number)              Identification No.)


     9055 Evergreen Boulevard N.W., Minneapolis, MN    55433-8003
     (Address of principal executive offices)     (Zip Code)



     Registrant's telephone number, including area code:   (612) 780-4555


                                   Not Applicable
           (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

     On July 14, 1998, Possis Medical, Inc. (the "Company") entered into a Convertible Debenture Purchase Agreement with the purchasers who appear on Schedule1 thereto (the "Purchasers"), pursuant to which, on July 15, 1998, the Company issued in a private placement (the "Private Placement") an aggregate principal amount of $12,000,000 of the Company's Series A 5% Convertible Debentures Due July 15, 2004 (the "Debentures"). In connection with the Private Placement, the Company also issued warrants to the Purchasers to purchase shares of the Company's common stock, par value $.40 per share (the "Common Stock").

     From July 15, 1998 and for a period of 180 days thereafter, the Debentures are convertible at a price of $14.79 per share. Thereafter, the price at which the Debentures may be converted and the maximum number of shares available for conversion may vary depending on the date of the conversion and the trading price of the Common Stock prior to conversion. The formulas for determining the conversion price and the maximum number of shares available for conversion are set forth in Section 4 of the Debentures, the form of which is filed as Exhibit
4.2 hereto. The Debentures bear interest at a rate of 5% per annum, which is payable in cash or shares of Common Stock of the Company, subject to certain exceptions. The Company has the right to require conversion of the Debentures in certain circumstances. The Debentures contain certain antidilution protections.

     The holders of the Debentures also received a total of 110,640 warrants to purchase shares of Common Stock of the Company, with an exercise price equal to $15.578 per share. The warrants are exercisable for a period of four years from the date of their issuance.

     The Company intends to use the proceeds from this offering to fund expansion of the Company's sales and marketing activities, research and development for certain applications, and for working capital.

     The foregoing information is only a summary and is qualified in its entirety by the information contained in the documents filed as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          4.1 Convertible Debenture Purchase Agreement, dated as of July 14, 1998, between Possis Medical, Inc. and the Purchasers who appear on Schedule 1 thereto (excluding certain exhibits thereto).

          4.2       Form of Series A 5% Convertible Debenture Due July 15, 2004.

          4.3 Registration Rights Agreement, dated as of July 14, 1998, by and between Possis Medical, Inc. and the purchasers of the Convertible Debentures.

          4.4       Form of Redeemable Warrant, dated as of July 15, 1998.

          99.1      Press Release, dated as of July 16, 1998.

                                     -2-
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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       POSSIS MEDICAL, INC.
Date:  July 24, 1998

                       By  /s/ Irving R. Colacci
                         ---------------------------------------------
                         Irving R. Colacci
                          Vice President, Legal Affairs & Human
                           Resources, General Counsel and Secretary

                                     -3-
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                                EXHIBIT INDEX

   EXHIBIT     DESCRIPTION OF EXHIBIT
     4.1       Convertible Debenture Purchase Agreement, dated as of July 14,
               1998, between Possis Medical, Inc. and the Purchasers who appear on Schedule 1 thereto (excluding certain exhibits thereto).

     4.2       Form of Series A 5% Convertible Debenture Due July 15, 2004.

     4.3 Registration Rights Agreement, dated as of July 14, 1998, by and between Possis Medical, Inc. and the purchasers of the Convertible Debentures.

     4.4       Form of Redeemable Warrant, dated as of July 15, 1998.

     99.1      Press Release, dated as of July 16, 1998.
